SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2020
SUBSEQUENT EVENTS [Abstract]
SUBSEQUENT EVENTS
24.	SUBSEQUENT EVENTS

The financial statements were authorized for issuance by the Board of Directors on April 27, 2021.

Below we describe events occurred after the reporting period:

Annual Ordinary Shareholders’ Meeting

On April 20, 2021, the Annual Ordinary Shareholders’ Meeting (the “2021 Shareholders´ Meeting”) approved the increase in the legal reserve of Ps. 186 million and the allocation of Ps. 31,709 million to the reserve for capital expenditures, acquisition of treasury shares and/or dividends (the “Reserve”). The Board of Directors can release the Reserve to TGS’ shareholders for such purposes.

It is noteworthy that the above mentioned decisions made by the 2021 Shareholders’ Meeting were taken considering current CNV regulations (Resolution No. 777/2018) which states retained earnings have to be adjusted by inflation using the rates as of the month before the meeting was held. In case of 2021 Shareholders’ Meeting, TGS used the inflation rate as of March 31, 2021.

Transitional tariff increase

Between March 16 and March 18, 2021, the public hearing mentioned in Note 17.a) was held. Obtaining a fair and reasonable tariff is of vital importance to continue providing our public natural gas transportation service. In this framework, a transitory rate increase of 58.6% was required, effective as from April 1, 2021. It has been calculated based on our financial needs to satisfy operating and financial costs, capital expenditures and taxes, which were calculated considering the evolution of the inflation rate for a 12-month period since its inception. This required tariff adjustment does not contemplate any profitability but only the funds necessary to meet these obligations. As of the date of issuance of these consolidated financial statements, ENARGAS has not issued any new tariffs with respect to the so-called “transitional” rate increase.

Likewise, in said public hearing, the Company denied and rejected the arguments put forward in the hearing by which it is considered that the current natural gas transportation rate is not fair, reasonable or transparent, and even mentioned in Decree 1020/20, related to the alleged existence of serious defects in the administrative acts resulting from the procedure of the last RTI carried out for tgs and, in particular, that these defects are based on (i) the manipulation of the updating factor of the capital rate base used for the approval of the tgs rate review; (ii) the lack of motivation and arbitrariness in the choice of the updating factor of the components of the aforementioned rate base structure; (iii) the application of the same factor for all licensees without technical, economic or legal justification since the cost structure of each is different; (iv) the incorrect use of the update factor in the index and the splice used; (v) impediments of a temporary nature that affected the normal development of the comprehensive rate review; and (vi) the exclusion of issues whose temporal timing resulted in the completion of the comprehensive rate review (reduction of percentages of gas withheld).

The Company´s Management will vigorously defend its position in any event that the regulator was to impose to tgs.

Recent government measures regarding COVID

On April 8, 2021, Executive Branch issued Decree No. 235/2021, supplemented by Decree No. 241/2021, which reimposes social and certain travel restrictions including an 8pm-6am curfew in Buenos Aires City and surrounding areas marked by high rates of contagion, and limits on residential social gatherings and outdoor events. Company´s workers are among those considered essential and exempt from circulation restrictions. The measures will remain in place until the end of April 2021.